BLACKROCK FUNDS III
BlackRock Cash Funds: Institutional
(the “Fund”)

Supplement dated May 20, 2016 to the

Aon Captives Shares
Institutional Shares

Prospectuses, Summary Prospectus and Statement of Additional Information
of the Fund, dated April 29, 2016

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved a proposal to close Aon Captives Shares and Institutional Shares of the Fund to new share purchases effective as of the close of business on June 1, 2016.

On May 19, 2016 the Board of Trustees of the Trust approved a proposal to extend the date on which Institutional Shares of the Fund will no longer accept purchase orders that was reflected in a previous supplement to the Prospectuses and Statement of Additional Information dated April 28, 2016, and a previous supplement to the Summary Prospectus of Institutional Shares dated May 18, 2016. Effective as of the date hereof, this supplement replaces and supersedes the supplement to the Prospectuses and Statement of Additional Information dated April 28, 2016, and the supplement to the Summary Prospectus of Institutional Shares dated May 18, 2016.

Accordingly, effective as of the close of business on August 1, 2016, the Fund will no longer accept purchase orders for Institutional Shares.

The closure date for Aon Captives Shares of the Fund will remain June 1, 2016. Accordingly, effective as of the close of business on June 1, 2016, the Fund will no longer accept purchase orders for Aon Captives Shares.

Shareholders may continue to redeem Aon Captives Shares and Institutional Shares of the Fund following June 1, 2016 and August 1, 2016, respectively.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-CF-0516SUP